UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 8, 2007

U.S. MEDSYS CORP.

(Exact name of registrant as specified in this charter)

Colorado	000-27513	84-1308436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Route 17 South, Hasbrouck Heights, New Jersey	07604
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (201) 288-3082

NOT APPLICABLE

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 8, 2007, U.S. Medsys Corp. (the “Registrant”) learned that the federal government filed a criminal complaint against Anthony R. Rubino, the Registrant’s Chief Executive Officer, alleging the intent to conduct a financial transaction involving the proceeds of alleged unlawful activity in violation of Title 18 United States Code, Sections 1956 (3) and (2). The Registrant was not referenced in the criminal complaint.

Effective immediately, the Board of Directors will review and investigate the allegations, as well as commence a search for an interim Chief Executive Officer in the event Anthony R. Rubino can no longer remain as Chief Executive Officer.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. MEDSYS CORP.

By:	/s/ Anthony R. Rubino
Anthony R. Rubino
Chief Executive Officer

Date: January 9, 2007

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